Exhibit 10.13

                               SERVICES AGREEMENT
                      (hereinafter called the "Agreement")

                                      among

         INSPIRE INSURANCE SOLUTIONS, INC., a Texas corporation ("IIS")

         INSPIRE CLAIMS MANAGEMENT, INC., A Delaware corporation ("ICM") (IIS and ICM are collectively referred to hereinafter as "Inspire")

                                       and

      CLARENDON NATIONAL INSURANCE COMPANY, a New Jersey corporation ("CN")

                HARBOR SPECIALTY INSURANCE COMPANY, a New Jersey
             corporation ("HS") (CN and HS are collectively referred
                         to hereinafter as "Clarendon")




                     made as of the 22 day of August, 2002.

                                    RECITALS

     A. Clarendon is an insurer writing and administering its business through independent general agents and claims administrators.

     B. Clarendon has entered into or may enter into general agency agreements and/or claims administration agreements (collectively the "Agency Agreements") with Arrowhead General Insurance Agency, Inc. ("AGIA"), Arrow Claims Management, Inc. ("ACM"), Blanch Wholesale Insurance Services, Inc. ("BWI"), Blanch Insurance Services, Inc. ("BIS"), Tower Hill Insurance Services, Inc. and/or its subsidiaries ("Tower"), and Millers American Group, Inc. and/or its subsidiaries "MAG") (AGIA, ACM, BWI, BIS, Tower and MAG shall hereinafter be collectively called "Agents"), which agreements provide for, among other things, the Agents performing certain administrative services for, and on behalf of, Clarendon.

     C. Inspire provides or will provide services, directly or indirectly, to the Agents pursuant to separate service agreements ("Inspire Services
Agreements") between Inspire and the Agents, which services include the administration of policies written by Clarendon, which policies are administered under the Agency Agreements, and which administrative services have been subcontracted by the Agents to Inspire.

     D. Inspire is willing to agree to the terms and conditions set forth in this Agreement in order to (i) secure Clarendon's consent to the Agents' subcontracting to Inspire of the administration of insurance policies written by Clarendon, (ii) satisfy regulatory requirements, (and the parties hereto acknowledge that as of the date hereof no notice of any

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such  regulatory  violation  is known to have been  received by the parties) and
(iii) promote and extend the relationship between Clarendon and Inspire.

     E. The Agents have consented to the terms hereof.

     IN CONSIDERATION OF THE MUTUAL PROMISES EXCHANGED, the parties agree as follows:

                                   ARTICLE 1

                                 ADMINISTRATION

     1.1 Policies Included. This Agreement shall include and cover all insurance policies written by Clarendon and administered by Inspire (hereinafter the "Policies"). The Policies may include insurance policies written by Clarendon and which are not administered by or associated with the Agents or the Agency Agreements. This Agreement, the Inspire Services Agreements, the Agency Agreements and any agreements to which Inspire is a party and which agreements concern Policies written by Clarendon, shall hereinafter be collectively called the "Policy Agreements." All definitions in this Agreement shall be equally applicable in the singular and plural forms.

     1.2 Relationships with Agents and the Agent's Agreements with Clarendon. By this Agreement, Inspire is undertaking certain obligations to Clarendon that may exceed or vary from its obligations to Clarendon's Agents under Inspire's written agreements with such Agents. Such undertakings may also conflict with the written and any and all oral agreements between Clarendon and such Agents. To protect Inspire from multiple or conflicting claims from Clarendon or its agents, the parties agree that in the event Inspire performs its obligations to Clarendon and Clarendon accepts such performance as satisfactory, then said performance shall constitute full and complete performance of any such obligation under any applicable agreement between Inspire and the Agent. No informal or formal agreement between Clarendon and the Agent shall be deemed sufficient to impose any obligation on Inspire in excess of any performance accepted by Clarendon. By consenting to this Agreement, each such Agent agrees to be bound by Clarendon's acceptance of Inspire's performance. This Agreement shall not be effective and binding upon Inspire with respect to the Policies under the supervision of any one of the Agents until Clarendon has received a consent from that Agent in form attached hereto as Exhibit A.

     1.3 Standards. Inspire is responsible for ensuring that Policies are administered according to customary and usual customer service and policy administration standards. Inspire shall promptly respond to inquiries, correspondence and communications, whether written, telephone or electronic. Endorsements and all matters affecting the issuance and maintenance of Policies shall be performed in a timely and competent manner, and in compliance with usual insurance industry regulatory and professional standards. Inspire shall ensure that it has sufficient staffing and systems to perform all its functions and obligations hereunder, and to assist in servicing the Policies, as required by the Inspire Services Agreement. Inspire acknowledges that Clarendon is at risk under, and has ultimate responsibility for, the Policies; therefore, Inspire agrees that Clarendon has the authority to make the final decision on all matters pertaining to the Policies. Notwithstanding the foregoing acknowledgement of

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Clarendon's  authority respecting the Policies, no changes shall be requested by
Clarendon with respect to the handling of said Policies or claims unless such request is reasonable and consistent with industry norms for the servicing of such policies and claims. If a proposed change causes an increase in the cost of servicing the Policies, then that cost will be borne by Clarendon.

     1.4 Insurance Coverage to be Maintained by Inspire.

          (a) Inspire shall maintain an errors and omissions insurance policy issued by an insurance carrier approved by Clarendon, with policy limits of no less than (i) five million dollars ($5,000,000), and with a deductible no greater than two hundred fifty thousand dollars ($250,000).

          (b) Because the State of New Jersey requires self regulation, if at any time during the term of this Agreement Clarendon makes a determination that Inspire is a "managing general agent" as defined in the New Jersey Managing General Agent's Act, Clarendon shall so notify Inspire ("MGA Notification") and Inspire shall within thirty (30) days thereafter obtain and maintain a surety bond for the protection of Clarendon issued by an insurance carrier admitted to transact fidelity and surety business in the State of New Jersey and approved by Clarendon, in an amount of no less than the greater of (i) one hundred thousand dollars ($100,000) or (ii) ten percent (10%), up to $500,00 of gross direct written premium from business attributable to Clarendon for the previous calendar year, the bond hereunder to be adjusted, if necessary, on or before July 1st of each year. The executed bond, as adjusted, shall be promptly submitted to Clarendon. Inspire shall nevertheless be free to contest any New Jersey statute, ruling or regulation that defines Inspire as such managing general agent.

     1.5 Compliance with Law. Clarendon and Inspire shall each maintain all licenses and regulatory approvals necessary to conduct the business to which the Policy Agreements refer. If an MGA Notification is sent to Inspire, Inspire shall as soon as practicable thereafter apply for a license as an insurance producer in the State of New Jersey. Inspire shall be and remain in compliance with, and shall ensure that all agents are in compliance with, the laws and regulations which affect the binders, Policies and other regulated documents issued pursuant to the Policy Agreements. Inspire shall nevertheless retain the right to contest any such determination in good faith.


                                   ARTICLE 2

                 ADMINISTRATION RECORDS, REPORTS AND PROCEDURES

     2.1 General. Inspire shall prepare and maintain complete, accurate and orderly books, files, records and accounts of all transactions involving the Policies and transacted pursuant to the Policy Agreements, and will maintain same in accordance with generally accepted insurance and accounting practices. Clarendon's representatives, at Clarendon's expense, shall have the right (but not the obligation) from time to time, during normal business hours, on reasonable notice to Inspire, to inspect, audit, copy and make extracts from Inspire's books, files, records and accounts relating to the Policies and transacted pursuant to the Policy Agreements. Such inspections, audits, copying and extracting shall be conducted in a reasonable manner, shall not

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

unreasonably interfere with the business and operations of Inspire and shall be not be conducted more often than is reasonable under the circumstances.

     2.2 Reports and Procedures. All reports and reconciliations to be provided to Clarendon under this Article 2 (whether in hard copy or maintained on computers) shall be forwarded to Clarendon not later than seven (7) business days after the end of each month. The electronic files maintained by Inspire shall be delivered to Clarendon, by floppy disk, compact disk, email etc., a frequently as may be reasonably requested by Clarendon. Inspire shall also, at Clarendon's request furnish Clarendon with updated copies of Inspire's computer data base ("Computer Data") maintained in support of the Policies administered pursuant to the Policy Agreements. The Computer Data shall be in a format (i) acceptable to Clarendon and any entity which requires that Clarendon supply it with the Computer Data, (ii) readable on Clarendon's or such entity's computer system, and (iii) which complies with the file layout specifications set forth on Schedule 1 and Schedule 2, or any subsequent file layout specifications provided to Inspire by Clarendon provided, however,, that (i) Clarendon shall pay the cost of any file layout changes and (ii) Inspire shall not be required to deliver separate reports, reconciliations, electronic files, or Computer Data to the Agents if Inspire has supplied all such reports and reconciliations to Clarendon to Clarendon's satisfaction. Clarendon acknowledges that the reports presently being supplied by Inspire comply with the current file layout specifications.

     2.3 Regulatory Inquiries and Complaints. If Inspire or Clarendon receives an inquiry or complaint from any regulatory authority having jurisdiction concerning a violation of insurance law or regulation, or a complaint disputing coverage under any Policy, or any process or litigation document, or threat of litigation, with respect to any Policy matter covered in the Policy Agreements, prompt notice and a true copy shall be given to the other party. This section
2.3 shall not supersede or relieve either Clarendon or Inspire from obligations under other agreements, but shall create additional notification and/or other requirements. In the event Inspire shall have satisfied its obligations with respect to regulatory inquiries and complaints under this Agreement to Clarendon to Clarendon's satisfaction, then Inspire shall be deemed to have complied with any like provision for Clarendon's benefit contained in Inspire's agreements with the Agents. If a response affecting Clarendon is required, Inspire shall, within five (5) business days (or such lesser time period as may be allowed by the applicable regulatory authority or by any process) after the receipt of the inquiry, complaint or other notice, draft a response and submit the draft to Clarendon for its prior approval before submission of the response.

     2.4 Confidentiality. Inspire shall maintain the confidentiality of all data supplied to or developed under the Policy Agreements, and shall not disclose such data without the prior written consent of Clarendon, or as otherwise authorized by the provisions of the Policy Agreements. Inspire and Clarendon shall not use the name, service mark, logo, or authorized signatures of the other party, or any of its affiliates, in any advertising or promotional material without the prior written consent of the other party.

     2.5 Third Party Beneficiary. Clarendon shall be a third party beneficiary under the Policy Agreements and shall be entitled to enforce Inspire's obligations thereunder. Upon the termination of any Policy Agreement(s), and with respect to the Policies associated with such terminated Policy Agreement(s), sections 4.3(a), 4.3(b), 4.3(c), 4.3(d), and 4.3(e) of this

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Agreement  shall control for all such Policies  associated  with such terminated
Policy Agreement(s), irrespective of whether this Agreement has been terminated.

                                   ARTICLE 3

                                   INDEMNITIES

     3.1 Inspire's Indemnity. Inspire agrees to indemnify Clarendon, its subsidiaries, successors and assigns, and the shareholders, directors, officers, agents and employees of any of them (collectively "Company Indemnitees"), against and in respect of any and all claims, demands, actions, proceedings, liability, losses, damages (except consequential damages), judgments, costs and expenses, including without limitation, reasonable attorneys' fees, disbursements and court costs, and any loss in excess of Policy limits, as well as extra-contractual obligations, including but not limited to punitive, exemplary, or compensatory damages, suffered made or instituted against or incurred by Clarendon Indemnitees, or any of them, and which arise, directly or indirectly, out of, or result from; (i) bad faith, willful misconduct or gross negligence of Inspire, or its employees or representatives in discharging its obligations to Clarendon or to the insureds under the Policies ("Policyholders"), and/or (ii) any failure by Inspire, or its employees, representatives, independent adjusters or approved subcontractors to perform its obligations under or relating to the Inspire Services Agreement, this Agreement or any other agreements respecting the policies to which Inspire is a party. In the event that Inspire's obligations to Clarendon, for breach of any obligation to Clarendon, causes Clarendon to sustain actual damages in the aggregate which are less than $100,000 dollars, then Inspire's obligation to indemnify Clarendon shall be limited to the amount of actual damages attributable to the breach, and Clarendon shall not be entitled to recover any sums other than its actual damages.

     3.2 Company's Indemnity. Clarendon agrees to indemnify Inspire, its subsidiaries, successors and assigns, and the shareholders, directors, officers and employees of any of them (collectively "Inspire Indemnitee"), against and in respect of any and all claims, demands, actions, proceedings, liability, losses, damages (except consequential damages), judgments, costs and expenses, including without limitation, reasonable attorneys' fees, disbursements and court costs, and any loss in excess of Policy limits, as well as extra-contractual obligations, including but not limited to punitive, exemplary, or compensatory damages, suffered, made or instituted against or incurred by Inspire Indemnitees, or any of them, and which arise, directly or indirectly, out of, or result from; (1) bad faith, willful misconduct or gross negligence of Clarendon, or its employees or representatives in discharging its obligations to Inspire or to the Policyholders, and/or (ii) any failure by Clarendon, or its employees or representatives, to perform its obligations under or relating to this Agreement, and/or (iii) any action taken by Inspire, at the request of Clarendon or as required by the terms hereof or any action which Inspire declines to take because of written instructions given to Inspire by Clarendon.

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                                   ARTICLE 4

                              TERM AND TERMINATION

     4.1 Term. This Agreement shall terminate (i) upon the termination of the applicable Agency Agreement, (ii) by agreement of all the parties hereto, or
(iii) pursuant to section 4.2 herein. Upon the termination of any Agency Agreement, this Agreement will terminate only with respect to the Policies associated with that Agency Agreement, but this Agreement shall remain in full force and effect with respect to all Policies associated with Agency Agreements that remain in effect.

     4.2 Termination for Cause. This Agreement shall terminate:

          (a) At the election of Clarendon, upon notice to Inspire, if Inspire becomes insolvent, if it makes an assignment for the benefit of its creditors, (other than grant by Inspire of any assignment of collateral to secure borrowings from a reputable institutional lender that may be incurred by Inspire), if a petition for relief under the Bankruptcy Code is filed by or against it, or if a trustee, receiver or other custodian of its assets is appointed;

          (b) At the election of Clarendon, upon notice to Inspire, if Inspire commits any of the following acts or omissions; fraud, gross negligence, or willful misconduct (which includes but is not limited to willful violation of Clarendon's instructions, given in writing or willful violation of any requirements, applicable law, rule or regulation governing or relating to Inspire's performance of services under the Policy Agreements); or

          (c) At the election of Clarendon, if Inspire materially breaches any provision of this Agreement or any other Agreement to which Inspire is a party involving the Policies, but only insofar as such breach affects Clarendon or the Policies, and fails to cure such breach within thirty (30) days after notice of the breach is given to Inspire by Clarendon. For purposes of this subsection, routine differences in accounting methods of Inspire and Clarendon which involve less than $100,000 in the aggregate and do not involve recoveries collected and knowingly withheld by Inspire and breaches of any kind involving less than $100,000 in the aggregate, shall not constitute a material breach of any such Agreement provided all items in dispute are paid in accordance with the procedures set forth in the Policy Agreement.

          (d) At the election of Clarendon, if Inspire enters into a subcontract or subcontracts with any other person, entity or entities in violation of the provisions of Section 6.1 of this Agreement.

          (e) In the event that Clarendon terminates this Agreement for cause under subparagraphs (a), (b), (c) or (d) of this Section 4.2, or in the event of a material disagreement between the parties as to the propriety of such termination, Clarendon shall also be entitled, at its sole option, after notice to Inspire and thirty (30) days opportunity to cure, to suspend Inspire's rights to administer Clarendon policies and claims.

     4.3 Procedures Upon Termination. The following procedures shall be followed in the event of a termination

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of this Agreement  under Section 4.2 hereof,  in the event of the termination of any applicable Agency Agreement or in the event of any termination of any Inspire Services Agreement. In any such event:

          (a) Clarendon shall have either of the following options:

               (i) To assume control of such Policy files (whether open or closed) as Clarendon may elect, in which case Inspire shall promptly transfer such files to a location specified by Clarendon. Inspire shall cooperate fully with Clarendon to effect a prompt and orderly transfer of the files to Clarendon or its representatives for the purpose, among others, of preventing an increase in Clarendon's liability. If the termination, in whole or in part, is the result of an event described in Section 4.2 of this agreement, then Inspire shall pay the cost and expense of Clarendon taking control. If the transfer is the result of any other reason, then Clarendon shall bear said cost and expense. If Inspire so cooperates and the system and software function properly, Inspire shall be responsible only for the costs of transferring the data. If Inspire contests the takeover and/or does not cooperate in the takeover, or if the software does not function properly, then in any such event Inspire shall pay all costs and expenses of Clarendon in enforcing its rights, recovering its files and bringing the system to a functional level or establishing a new system and converting the data. Notwithstanding the foregoing, if
          (1) Inspire provides Clarendon with a tape back up of all Computer Data; (2) the software is delivered to Clarendon pursuant to the escrow agreement; (3) Inspire provides to Clarendon all the specifications for the hardware, firmware and software needed to run the software with the Computer Data and (4) Inspire transfers the files to Clarendon and its representative following termination of this Agreement, then, Inspire shall have no liability to Clarendon or any other party for any costs or expenses incurred by Clarendon or its designee in recovering its files, brining the new system to a functional level, establishing a new system or converting the Computer Data, if such costs and expenses are incurred as a result of Clarendon or its designee failing to comply with the hardware, firmware or software specifications provided by Inspire.

               (ii) To require Inspire to continue to administer to a conclusion all Policies. In the event Clarendon elects to require Inspire to continue, Clarendon shall pay to Inspire as compensation for its services the then going rate for such services in the insurance industry.

          (b) If Inspire is unable, or refuses to administer the Policies, or if Clarendon elects to assume control of such Policy files pursuant to section 4.3(a)(i) herein, Inspire shall promptly provide to Clarendon without charge a tape back-up of all Computer Data. In addition, Inspire shall provide to Clarendon a license to use the software system used by Inspire in connection with the administration and run-off of the Policies, including all computer programs and updated source and object codes ("Software"). Inspire shall deliver the Software, as well as all necessary manuals and instructions, to Clarendon together with, or as soon as practicable after, the delivery of the Computer Data to Clarendon.

          (c) The cost of providing the software to Clarendon shall be borne as follows: (i) In the event that said assumption of control is the result of Inspire's inability or refusal to perform, the termination of this Agreement under Section 4.2 or the result of the termination of an applicable Agency Agreement or Inspire Services Agreement, Inspire shall provide to Clarendon, without charge, a license to use the software system used by Inspire in connection with the administration and run-off of the Policies; (ii) In the event that as of the date of said

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     termination,  Inspire  remains ready willing and able to perform its duties to Clarendon under this Agreement, and has not been terminated or suspended, then and in such event, Inspire shall be entitled to payment for its software on a month to month basis at a rate equal to 1/12th of the annual rate paid by Inspire's then customers for like software licenses.

          (d) Concurrently with the execution of this Agreement, Inspire and Clarendon shall enter into a software source code escrow agreement with an independent escrow agent, at the expense of Clarendon, under which Inspire shall deposit with the escrow agent a copy of all computer programs and updated source and object codes ("Software") used by Inspire in connection with the Policies, which shall be released to Clarendon only upon the circumstances specified therein. Inspire shall deliver the Software, as well as all necessary manuals and instructions, to Escrow Agent together with or as soon as practicable after, the delivery of the escrow agreement. A form of the Escrow Agreement is attached hereto as Exhibit B and incorporated herein by reference.

          (e) Clarendon acknowledges and agrees that its use of the Computer Data and Software shall be limited (unless otherwise agreed by the parties) to the administration and run-off of Policies under the Policy Agreements, and the furnishing of the Computer Data and Software to Clarendon by
     Inspire shall not be construed to convey title to same, or any part thereof, to Clarendon, and shall not be construed as conferring upon Clarendon any right to sell, lease, transfer or dispose of all or any portion of the Computer Data or Software (except that same may be used by Clarendon's designee, if any, for the purpose of administering and running-off the Policies), Any such designee shall enter into a Confidentiality and Non-Disclosure Agreement governing its use of Inspire's software in the form attached as Exhibit C. Clarendon further agrees that
     (i) it shall not copy any part of the Computer Data or Software, or the source or object code, except as may be required to administer and run-off the Policies, and (ii) promptly upon completion of the administration of the Policies it shall return to Inspire the Computer Data, the Software, the source and object codes, and any other documents proprietary to Inspire which were delivered to Clarendon pursuant to this Article 4 (unless otherwise agreed by the parties).

     4.4 Non Consequential Damages. In the event that Clarendon properly suspends or terminates this Agreement or the applicable Agency Agreement, neither Inspire nor any of its employees assigns or representatives shall have or assert any claim against Clarendon, its subsidiaries, successors or assigns, or the shareholders, directors, officers, agents or employees of any of them, for loss of business, loss of profits, or damage to goodwill or reputation arising out of or relating to said termination or suspension.

     4.5 Improper Termination. In the event that Clarendon improperly terminates this Agreement, Clarendon agrees to indemnify and hold Inspire harmless from any and all losses, claims, damages and expenses incurred by Inspire to any Agents arising out of any such improper termination, including, without limitation, any liability incurred by Inspire to the Agents arising under any Agency Agreement by reason of such termination.

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                                   ARTICLE 5

                                     NOTICES

Any notice or other communication hereunder shall be in writing and shall be deemed fully made or given (a) when hand delivered, (b) on the business day after it is delivered to a recognized overnight courier service for overnight delivery to a party at the address of such party stated below (or to such other address as such party may have fixed by notice), or (c) three (3) business days after it is mailed to a party, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at its address stated below (or to such changed address as such party may have fixed by notice):

                           To Inspire:

                                            Inspire Insurance Solutions, Inc.
                                            300 Burnett Street
                                            Fort Worth, TX  76012
                                            Attn:  Chief Executive Officer

                           To Clarendon:

                                            Clarendon National Insurance Company
                                            1177 Avenue of the Americas
                                            New York, New York  10036
                                            Attn:  President


                                   ARTICLE 6

                                  MISCELLANEOUS

     6.1 Subcontracting. Inspire shall be permitted to hire independent (i) adjusters, (ii) investigators, and/or (iii) counsel, as otherwise permitted under the Agency Agreements for specific claims and on an as needed basis only. In all other cases, Inspire may not enter into a subcontract or a subcontracts with another person, entity or entities ("Subcontractors," or individually "Subcontractor") pursuant to which any Subcontractor or Subcontractors shall perform any material portion of the services or produce any material portion of the reports to be performed or produced pursuant to this Agreement (a "material subcontract"), unless the identity of any such Subcontractor and the form and content of any subcontract therewith is approved in advance in writing by Clarendon. A subcontract or more than one subcontract with vendors for the performance of such services shall be deemed to be a material subcontract if the cost thereof in the aggregate for any twelve consecutive months exceeds $250,000. Clarendon's consent to such subcontracting shall not be unreasonably withheld. No such subcontract shall relieve Inspire of responsibility for the fulfillment of any of its obligations hereunder or under any Policy Agreements.

     6.2 Assignment. Inspire shall not assign or otherwise transfer this Agreement or any rights hereunder without the prior written consent of Clarendon.

     6.3 Trust Funds. In any action or proceeding brought by Clarendon to recover funds due Clarendon or the Policyholders under the Policy Agreements (collectively "trust funds"), Inspire shall be obligated to account on its own records for such trust funds and to pay Clarendon all sums for which it cannot account. Upon Inspire's accounting to Clarendon for the transfer of trust funds to any party authorized by Clarendon, together with proof of payment thereof, including payments to any bank accounts held in Clarendon's name and under Clarendon's sole control, Inspire will be deemed to have fully accounted for such trust funds. Clarendon shall be entitled to bring any action or proceeding available at law or equity to recover trust funds and to assert claims therein, including without limitation, claims for an accounting, for breach of contract and for conversion. In any such action or proceeding it shall be conclusively presumed that Inspire is a fiduciary of Clarendon with respect to trust funds and is liable to Clarendon for trust funds which have not been timely paid to Clarendon, the applicable agent or the Policyholders as required by the Policy Agreements; and Inspire waives (i) any right it may have to assert any counterclaim, cross-claim, or set-off in the action or proceeding, and (ii) the right to trial by jury and any claim that the forum or situs is inconvenient. Inspire shall retain the right to bring any separate proceeding it deems appropriate to recover any claims it may have as a creditor of Clarendon, or of any Agent, or otherwise, but the pendency of such proceeding shall not delay, hinder or defeat Clarendon's right to promptly recover any trust funds then due or to levy upon any judgment therefore. In the event that the trust funds that are claimed by Clarendon to be due and owing to it and not received by it are less than the sum of $100,000, Clarendon's rights to seek recovery under this Agreement shall be limited to actual damages, not exceeding the amount of the claimed trust funds, awarded by a court and any reasonable attorney's fees and court costs incurred by Clarendon in enforcing its rights.

     6.4 Governing Law; Consent to Jurisdiction. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York applicable to contracts to be performed in the State of New York. The parties agree that any action or proceeding, however characterized, relating to this Agreement may be maintained in the courts of the State of New York siting in the Borough of Manhattan, City of New York or the federal court for the Southern District of New York, and the parties hereby irrevocably submit to the non-exclusive jurisdiction of any such court for the purposes of any such action or proceeding and irrevocably agree to be bound by any judgment rendered by any such court with respect to any such action or proceeding. The parties hereby waive any objection they may now or hereafter have to the venue of any such action or proceeding in any such court and any claim that such action or proceeding has been brought in an inconvenient forum. In the event of any dispute between Inspire and any Agent or agents not involving Clarendon as a party, the terms of the separate agreements between those parties shall be controlling.

     6.5 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREIN. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications in this Agreement. This waiver shall not be binding in any dispute between Inspire and any Agent or Agents in which Clarendon is not named as a party.

     6.6 No Waiver. The failure of either party to insist upon strict compliance with any provision of this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver by such party of the provision or prevent such party from exercising such right or remedy in the future.

     6.7 Entire Agreement. The Policy Agreements and the Schedules attached, set forth the entire understanding of the parties with regard to its subject matter, and supersedes and merges all prior discussions, agreements, promises, representations, warranties and arrangements between them with regard to such subject matter. Neither party shall be bound by any agreement, representation or warranty regarding such subject matter other than as expressly set forth in the Policy Agreements, or in a subsequent writing signed by the party to be bound thereby. This Agreement may not be modified or supplemented, nor may any provision be waived, except by a writing signed by the party to be bound thereby.

     6.8 Severability. If any provision of this Agreement is held to be invalid or unenforceable, such impediment shall attach only to such provision and shall not render invalid or unenforceable any other provision of this Agreement.

     6.9 Headings. The headings used in this Agreement or in any Schedules are inserted for convenience only and shall not affect the meaning or interpretation of the Agreement.

     6.10  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall be deemed one and the same instrument.

     6.11 Schedules. The Schedules referred to in this Agreement are an integral part of, and shall be deemed incorporated in, the Agreement.

     6.12 Benefit of Parties. This Agreement shall bind and benefit the successors and permitted assigns of the parties.

     6.13 Survival. All of the terms, covenants, agreements, obligations, conditions, representations and warranties set forth in this Agreement and in any document or other writing delivered pursuant hereto, shall survive the termination of this Agreement and shall continue in full force and effect so long as any liability or obligation under this Agreement is outstanding or unpaid.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

Attest:                                         INSPIRE INSURANCE SOLUTIONS, INC.



__________________________                      By:             /s/ John F. Pergande
                                                      -------------------------------------------------------------
                                                      Title:           Chief Executive Officer



Attest:                                         INSPIRE CLAIMS MANAGEMENT, INC.



__________________________                      By:             /s/ John F. Pergande
                                                      -------------------------------------------------------------
                                                      Title:           President
                                                            -------------------------------------------------------



Attest:                                         HARBOR SPECIALTY INSURANCE COMPANY



__________________________                      By:             /s/ William E. Rode
                                                      -------------------------------------------------------------
                                                      Title:           Senior Vice President
                                                            -------------------------------------------------------



Attest:                                         CLARENDON NATIONAL INSURANCE COMPANY



__________________________                      By:             /s/ William E. Rode
                                                      -------------------------------------------------------------
                                                      Title:           Senior Vice President
                                                            -------------------------------------------------------

                                                    SCHEDULE 1

Policy Master Fields Listings
Following are field descriptions, attributes, maximum lengths and definitions for the Policy Record
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Master           Type         Length    Required              Sample  Definitions
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Program ID              Number              6         Yes                34  Numeric Code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Group Number            Character          20          No          20000001  An  alphanumeric  code to identify a Group for Workers
                                                                             Comp and A & H
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Number           Character          30         Yes          00000001  An  alphanumeric  code used by the  program  to
                                                                             identify a policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Effective Date          Date               10         Yes        10/10/1997  Effective date of the policy in year 2000 format
                                                                             MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Expiration Date         Date               10         Yes        10/10/1998  Expiration   date  of  the  policy  in  year  2000
                                                                             format MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Cancellation Date       Date               10          No        10/10/1998  Cancellation  date  of  the  policy  in  year  2000 format MM/DD/YYYY; required if policy is cancelled
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Insured Name            Character          40         Yes        Ford Motor  Name of the insured
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Insured Address         Character          50         Yes        123 Watson  Street address of the insured
                                                                     Street
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Insured City            Character          30         Yes       Painesville  Insured City
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Insured State           Character           2         Yes                ND  Insured State
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Insured Zip             Character          10         Yes        12345-1234  Insured Zip Code
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Insured County          Character          25          No              Lake  Insured County
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Territory Code          Character           3          No                19  ISO Territory Code
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Risk State              Character           2         Yes                ND  State listed on a policy in location of risk-
                                                                             not billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Risk Zip Code           Character          10         Yes        43535-9875  Zip code listed on a policy in location of risk-
                                                                             not billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
System Date             Date               10         Yes        10/23/1997  A date  assigned to a  transaction  by the system in a year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Accounting Date         Date               10         Yes        10/31/1997  A day, month,  and year the transaction was sent to company in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

Policy Premium by Line Fields Listing
Following are field  descriptions,  attributes,  maximum  lengths and  definitions  for the Policy  Premium by Line
Record
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Premium by Line  Type         Length    Required              Sample  Definitions
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Program ID              Number              6         Yes                34  Numeric code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Number           Character          30         Yes          00000001  An  alphanumeric  code used by the  program  to
                                                                             identify a policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Premium Type            Number              2         Yes                10  Numeric code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
AS Line                 Character           5         Yes              21.1  Annual  Statement Line.  Refer to "Annual  Statement
                                                                             Yellow Book"
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Agent's     Line    of  Character          40         Yes         Collision  To  distinguish  multiple  lines  from an annual
Business                                                                     statement line*
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Premium    Transaction  Number              2         Yes                10  Numeric code provided by CNIC
Code
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Written Premium         Number             22         Yes              4525  Amount of Written Premium
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Limits                  Character          30         Yes      1,000,000.00  Policy limits for this line of business.  If N/A place 0.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Deductibles             Number             22         Yes          5,000.00  Dollar  deductible  for this line of business on this risk.  If N/A place.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Effective Date   Date               10         Yes        10/10/1997  Effective date of the policy in year 2000 format
                                                                             MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Transaction  Effective  Date               10         Yes        10/23/1997  A date when a transaction is effective
Date
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

                                       13

System Date             Date               10         Yes        10/23/1997  A date  assigned to a  transaction  by the system in a year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Accounting Date         Date               10         Yes        10/31/1997  The last day of an  accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Risk State       Character           2          No                ND  State listed on a policy in location of risk-
                                                                             not billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

Policy In-Force Premium Fields Listing
Following are field descriptions, attributes, maximum lengths and definitions for the Policy In-force Premium by Line Record
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy In-force         Type         Length    Required              Sample  Definitions
Premium
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Program ID              Number              6         Yes                34  Numeric code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Number           Character          30         Yes          00000001  An  alphanumeric  code used by the  program  to
                                                                             identify a policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Premium Type            Number              2         Yes                10  Numeric code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
AS Line                 Character           5         Yes              19.4  Annual  Statement Line.  Refer to "Annual  Statement
                                                                             Yellow Book"
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Agent's     Line    of  Character          40         Yes         Collision  To  distinguish  multiple  lines  from an annual
Business                                                                     statement line*
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
End of Month Date       Date               10         Yes        10/31/1999  The last day of an  accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
In-force Premium        Number             22         Yes              4525  Full  term  amount  of  premium  In-force  as of  end of an accounting period.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Unearned Premium        Number             22         Yes              4525  Amount of unearned premium as of end of an accounting
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Effective Date   Date               10         Yes        10/10/1997  Effective date of the policy in year 2000 format
                                                                             MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Risk State       Character           2          No                ND  State listed on a policy in location of risk-not
                                                                             billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

Policy Billing Transactions Fields Listing
Following are field descriptions,  attributes,  maximum lengths and definitions for the Policy Billing Transactions
Record

----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Billing          Type         Length    Required              Sample  Definitions
Transactions
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Program ID              Number              6         Yes                34  Numeric code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Number           Character          30         Yes          00000001  An  alphanumeric  code used by the  program  to
                                                                             identify a policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Billing Type            Number              2         Yes    11-Installment  Numeric code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Billing Date            Date               10         Yes          10/31/99  Date the insured was billed
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Billed Amount           Number             22         Yes          1,380.00  Current  amount  billed  on  policy  transaction,   net
                                                                             of commissions*
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Premium Billed Amount   Number             22         Yes          1,680.00  Current premium amount billed on policy  transactions, not net of commissions*
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Commission      Billed  Number             22         Yes            300.00  Current  commission  amount  billed on policy
Amount                                                                       transaction.  If N/A place 0*
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
System Date             Date               10         Yes          10/31/99  A date  assigned to a  transaction  by the system in a year 2000 format; MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Accounting Date         Date               10         Yes        10/31/1999  The last day of an  accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Effective Date   Date               10         Yes        10/10/1997  Effective   date  of  the  policy  in  year  2000
                                                                             format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Risk State       Character           2          No                ND  State listed on a policy in location of risk-not
                                                                             billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

* If there is no Commission Billed Amount then Billed Amount and Premium Billed Amount are the same. Otherwise, Billed Amount is equal to Premium Amount less Commission Billed Amount.

Policy Cash Transactions Fields Listing
Following are field descriptions,  attributes,  maximum lengths and definitions for the Policy Billing Transactions
Record
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Billing          Type         Length    Required              Sample  Definitions
Transactions
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Program ID              Number              6         Yes                34  Numeric code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Number           Character          30         Yes          00000001  An  alphanumeric  code used by the  program  to
                                                                             identify policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Payment ID              Character          15         Yes              6754  Record number on method of payment
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Cash Received Date      Date               10         Yes          11/12/99  Date actual payment posted to Account Receivable
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Billing Type            Number              2         Yes    11-Installment  Method of payment in which cash is received
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Collected Amount        Number             22         Yes             1,134  An  actual  dollar  value  of  payment  received,   net
                                                                             of commissions
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Premium      Collected  Number             22         Yes          1,380.00  An actual  dollar  value of gross  commission  paid,
Amount                                                                       if NA place 0.*
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Commission   Collected  Number             22         Yes               246  An actual  dollar  value of gross  commission  paid,
Amount                                                                       if NA place 0.*
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Payment Comments        Character          40          No  Payment           Used  to  note   offsets-partials-credit   transfers
                                                           comments and/or   from another policy, etc.
                                                           notes
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
System Date             Date               10         Yes          10/31/99  A date  assigned to a  transaction  by the system in a year 2000 format; MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Accounting Date         Date               10         Yes        10/31/1999  The last day of an  accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Effective Date   Date               10         Yes        10/10/1997  Effective   date  of  the  policy  in  year  2000
                                                                             format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Risk State       Character           2          No                ND  State listed on a policy in location of risk-not
                                                                             billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

Aged Policy Receivables Fields Listing
Following are field descriptions,  attributes,  maximum lengths and definitions for the Policy Billing Transactions
Record
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Aged Policy             Type         Length    Required              Sample  Definitions
Receivables
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Program ID              Number              6         Yes                34  Numeric code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Number           Character          30         Yes          00000001  An  alphanumeric  code used by the  program  to
                                                                             identify policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Total Amount Due        Number             22         Yes          3,420.00  Total  amount  due on a  policy,  if NA place 0, the sum of all current due
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Advance Premium         Number             22         Yes                    Total cash received in advance
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Total  Current  Amount  Number             22         Yes               300  Total  current  amount due on a policy,  if NA place 0,
Due                                                                          the sum of all current due
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Amount due 0-30 days    Number             22         Yes               300  Current amount due in 30 days on a policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Amount due 31-60 days   Number             22         Yes                    Current amount due between 31-60 days on a policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Amount due 61-90 days   Number             22         Yes                    Current amount due between 61-90 days on a policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Amounts  due  over  90  Number             22         Yes                    Current amount due over 30 days on a policy
days
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Amount Deferred         Number             22         Yes          3,120.00  Amount deferred on policy transaction, if N/A place
                                                                             0.**
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
End of Month Date       Date               10         Yes        10/31/1999  The last day of an  accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

                                       15

----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Effective Date   Date               10         Yes        10/10/1997  Effective   date  of  the  policy  in  year  2000
                                                                             format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Risk State       Character           2          No                ND  State listed on a policy in location of risk--not
                                                                             billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------


Total Amount Due = Sum(PremiumByLine[Written Premium])-PolicyCash[Premium Collected Amount]

Total Current Amount Due = PolicyBilling[Premium Billed Amount]-PolicyCash [Premium Collected Amount]

Amount Deferred = Total Due - Total Current Due or
Sum(PremiumByLine[Written Premium]-PolicyBilling[PremiumBilledAmount])

Advanced Premium = Premium Collected Amount Cash Received per Policy Cash
Listing when no billing exists yet.

Amount Due 0-30 days + Amount Due 31-60 days + Amount Due 61-90 days + Amount Due Over 90 Days = Total Current Amount Due.

Aging bucket for Amount Due determined by End of Month Date - Original Billing Date.


Gross Policy Collected and Change in Receivables Fields Listing
Following are field  descriptions,  attributes,  maximum lengths and  definitions for the Gross Policy  Receivables
Record
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Gross Policy            Type         Length    Required              Sample  Definitions
Receivables
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Program ID              Number              6         Yes                34  Numeric code provided by CNIC
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Number           Character          30         Yes          00000001  An  alphanumeric  code used by the  program  to
                                                                             identify policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Monthly        Written  Number             22         Yes              4500  Total premium  written  transferred to accounts
Premium                                                                      receivable for this month, including policy fees.*
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Monthly   Policy  Fees  Number             22         Yes                25  Total policy fee collected for this month.
Collected
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Monthly      Collected  Number             22         Yes              1380  Total dollars gross premium received, if NA place 0.**
Premium
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Service Charge Amount   Number             22         Yes                25  Total service charge collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Inspection Fee          Number             22         Yes                75  Total inspection fee collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Installment Fee         Number             22         Yes                 0  Total installment fee collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Late Fee                Number             22         Yes                 0  Total late fees collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
MVR Fee                 Number             22         Yes                 0  Total MVR fees collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
NSF Fee                 Number             22         Yes                 0  Total NSF fees collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Expense       Constant  Number             22          No                55  Pertains  to workers  compensation,  expense  constant
Amount                                                                       fee collected per policy.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Security Deposit        Number             22         Yes                 0  Total security deposit collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Municipal Tax State 1   Character           2          No                KY  The state of  municipal  tax charged to  Clarendon
                                                                             that is recovered from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Municipal Tax Amount 1  Number             22         Yes                55  Total municipal tax collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Municipal Tax State 2   Character           2          No                    The state of  municipal  tax charged to  Clarendon
                                                                             that is recoverable from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Municipal Tax Amount 2  Number             22         Yes                 0  Total municipal tax collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Municipal Tax State 3   Character           2          No                    The state of  municipal  tax charged to  Clarendon that
                                                                             is recoverable from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Municipal Tax Amount 3  Number             22         Yes                 0  Total municipal tax collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
                                       16

Municipal Tax State 4   Character           2          No                    The state of  municipal  tax charged to  Clarendon that
                                                                             is recoverable from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Municipal Tax Amount 4  Number             22         Yes                 0  Total municipal tax collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Municipal Tax State 5   Character           2          No                    The state of  municipal  tax charged to  Clarendon that
                                                                             is recoverable from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Municipal Tax Amount 5  Number             22         Yes                 0  Total municipal tax collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge Type 1        Character          30          No                NJ  The  type  of  surcharge   charged  to  Clarendon  that
                                                                             is recoverable from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge 1             Number             22         Yes                55  Total surcharge dollars for the specified surcharge
                                                                             type.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge Type 2        Character          30          No                    The  type  of  surcharge   charged  to  Clarendon  that
                                                                             is recoverable from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge 2             Number             22         Yes                 0  Total surcharge dollars for the specified surcharge
                                                                             type.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge Type 3        Character          30          No                    The  type  of  surcharge   charged  to  Clarendon  that
                                                                             is recoverable from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge 3             Number             22         Yes                 0  Total surcharge dollars for the specified surcharge
                                                                             type.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge Type 4        Character          30          No                    The  type  of  surcharge   charged  to  Clarendon  that
                                                                             is recoverable from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge 4             Number             22         Yes                 0  Total surcharge dollars for the specified surcharge
                                                                             type.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge Type 5        Character          30          No                    The  type  of  surcharge   charged  to  Clarendon  that
                                                                             is recoverable from the insured.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Surcharge 5             Number             22         Yes                 0  Total surcharge dollars for the specified surcharge
                                                                             type.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Other Premium Charges   Number             22         Yes                10  Total other charges collected for this month.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Change    in    Policy  Number             22         Yes              4800  Total dollars  transferred to accounts  receivable for
Receivable                                                                   this month.***
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Commissionable          Number             22         Yes              1080  Total  dollars  transferred  to  accounts  payable for
Collected Premium                                                            this month.***
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
End Of Month Date       Date               10         Yes        10/31/1999  The last day of an  accounting  period if year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Effective Date   Date               10         Yes        10/31/1999  Effective date of the policy in year 2000 format
                                                                             MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Risk State       Character           2          No                ND  State listed on a policy in location of risk-not
                                                                             billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

* Written Premium = Sum(PremiumByLine[Written Premium]), which includes Policy Fees.

** Monthly Collected Premium = Sum(PolicyCashTransactions[Premium Collection amount])

*** Change in Policy Receivable = Monthly Written Premium - Monthly Collected Premium

**** Commissionable Collected Premium - Monthly Collected Premium - (Monthly Policy Fees + Inspection Fee + Installment Fee
+ Late Fee + MVR Fee + NFS Fee + Service Charge + Expense Constant + Security Deposit + Municipal Tax 1 + Municipal Tax 2
+ Municipal Tax 3 + Municipal Tax 4 + Municipal Tax 5 +Surcharge 1 + Surcharge 2 + Surcharge 3 + Surcharge 4 + Surcharge 5 +
Other Premium Charges)

                                      17

Policy Premium by Category Fields Listing
Workers Compensation
Following are field descriptions, attributes, maximum lengths and definitions for the Policy Premium by Category Record.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Premium by       Type         Length    Required              Sample  Definitions
Category
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Program ID              Number              6         Yes                34  Numeric code provided by CNIC.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Group Number            Number             10         Yes          20000001  An  alphanumeric  code to identify a Group for Workers
                                                                             Comp and A & H.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Number           Character          30         Yes          00000001  An  alphanumeric  code used by the  program  to
                                                                             identify a policy.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Manual Premium          Number             22         Yes             6,800  The NAIC Manual premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Modified Premium        Number             22         Yes             5,800  The NAIC Manual  premium less the  Experience
                                                                             Modification Factor.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Standard Premium        Number             22         Yes             4,800  The  modified  premium  less  additional  credits.
                                                                             Actual Premium Written.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Experience              Number             22         Yes             1,000  Credit  used  to  calculate   Manual  Premium  to
Modification Credit                                                          Modified Premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Schedule Credits        Number             22         Yes               143  Credit  used to  calculate  Modified  Premium  to
                                                                             Standard Premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Drug Free Credits       Number             22         Yes               143  Credit  used to  calculate  Modified  Premium  to
                                                                             Standard Premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Managed Care Credits    Number             22         Yes               143  Credit  used to  calculate  Modified  Premium  to
                                                                             Standard Premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Premium       Discount  Number             22         Yes               143  Credit  used to  calculate  Modified  Premium  to
Credits                                                                      Standard Premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Contracting    Premium  Number             22         Yes               143  Credit  used to  calculate  Modified  Premium  to
Credit                                                                       Standard Premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Safety Premium Credit   Number             22         Yes               143  Credit  used to  calculate  Modified  Premium  to
                                                                             Standard Premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Other Credits           Number             22         Yes               143  Credit  used to  calculate  Modified  Premium  to
                                                                             Standard Premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Other Debits            Number             22         Yes               143  Debits  used to  calculate  Modified  Premium  to
                                                                             Standard Premium.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Accounting Date         Date               10         Yes        10/31/1997  The last day of an  accounting  period if year 2000 format, MM/DD/YYYY.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
System Date             Date               10         Yes        10/23/1997  A date  assigned to a  transaction  by the system in a year 2000 format, MM/DD/YYYY.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Effective Date   Date               10         Yes        10/10/1997  Effective   date  of  the   policy  in  year  2000
                                                                             format, MM/DD/YYYY.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Risk State       Character           2          No                ND  State listed on a policy in location of risk-not
                                                                             billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

Policy Facultative by Line Listing
Following are field  descriptions,  attributes,  maximum lengths and definitions for the Policy Premium by Category
Record
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Premium by       Type         Length    Required              Sample  Definitions
Category
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Program ID              Number              6         Yes                34  Numeric code provided by CNIC.
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Number           Character          30         Yes          00000001  An  alphanumeric  code used by the  program  to
                                                                             identify a policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Effective Date   Date               10         Yes        10/10/1997  Effective date of the policy in year 2000 format
                                                                             MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Facultative             Character          30         Yes          GR567123  An Alphanumeric  code used by the program to identify a
Certificate #                                                                Fac Policy
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Facultative             Date               10         Yes        10/10/1997  Effective Date of the Fac Cert.
Certificate  Effective
Date
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Facultative             Date               10         Yes        10/10/1998  Expiration Date of the Fac Cert.
Certificate
Expiration Date
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Facultative             Date               10          No        04/10/1998  Expiration Date of the Fac Cert., required if cancelled
Certificate
Cancellation Date
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Facultative      Gross  Number             22         Yes         20,000.00  Amount of the Fac Written Premium
Premium
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Facultative         GA  Number             22          No          2,000.00  General Agent's portion of Fac Commission
Commission
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Facultative     Broker  Number             22          No          1,000.00  Broker's portion of Fac Commission
Commission
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Facultative     Ceding  Number             22          No          6,000.00  Total Ceding Commission to CNIC on Fac Policy
Commission
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Policy Risk State       Character           2          No                NY  State listed on a policy in location of risk-not
                                                                             billing
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Transaction  Effective  Date               10         Yes        10/23/1997  A  date  when a  transaction  is  effective  in  year
Date                                                                         2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
System Date             Date               10         Yes        10/23/1997  A date  assigned to a  transaction  by the system in a year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Accounting Date         Date               10         Yes        10/31/1997  The last day of an  accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
NAIC #                  Number              5         Yes             12345  Five Digit Insurer / Reinsurer NAIC Code
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
FEIN #                  Character          10         Yes        12-3456789  Nine Digit, 10 Character Federal Tax Identification
                                                                             Number of Reinsurer
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Domiciliary             Character          25         Yes       Chicago, IL  City,  State  of  Reinsurer  Domiciled  (City,  Country
Jurisdiction                                                                 if Foreign Reinsurer)
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------
Reinsurer   Authorized  Character           3         Yes               Yes  See Comment Below for State of Authorization
in State of Insurer
----------------------- ------------ --------- ----------- ----------------- -------------------------------------------------------

Note on State of Authorization. The following is a list of Clarendon Insurance Group Insurance Companies, and their corresponding state of Domicile:

Clarendon National Insurance Company            -         New Jersey
Clarendon America Insurance Company             -         New Jersey
Harbor Specialty Insurance Company              -         New Jersey
Lion Insurance Company                          -         Florida
Clarendon Select Insurance Company              -         Florida
Redland Insurance Company                       -         Iowa

                                                    SCHEDULE 2


Claim Master Fields Listing
Following are field descriptions, attributes, maximum lengths and definitions for the Claim Record
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claim Master            Type         Length    Required               Sample  Definitions
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Program ID              Number              6         Yes                 34  Program  number is the number  assigned to this
                                                                              program by CNIC
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claim Number            Character          30         Yes     12345678901234  Alphanumeric code used by a program to identify a claim
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Policy Number           Character          30         Yes           00000001  An  alphanumeric  code used by a  program  to
                                                                              a policy
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Policy Effective Date   Date               10         Yes         10/10/1997  Effective  date of the policy  that the claim
                                                                              attaches in year 2000 format MM/DD/YYYY*
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Accident Date           Date               10         Yes         05/10/1997  Date/Time of an accident, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Report Date             Date               10         Yes         10/09/1997  Date  reported  to  agent-company  in  year  2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Close Date              Date               10          No         09/30/2000  Date  claim  closed  in  year  2000  format,
                                                                              MM/DD/YYYY; required if claim is closed
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Reopen Date             Date               10          No         11/30/1997  Date  claim is reopen  for a loss  payment  and or reserve set up in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
System Date             Date               10         Yes         10/23/1997  A date assigned to a  transaction  by the system in a year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Accounting Date         Date               10         Yes         10/31/1997  The last day of an accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Comments                Character          40          No       Gen. Com. On  Comments about this record
                                                                      Clmnt.
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Policy Risk Sate        Character           2          No                 ND  State listed on a policy in location of risk-not
----------------------- ------------ --------- ----------- ------------------ billing ----------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Catastrophe    Number/  Character          50          No               0002  Must be used  if  multiple  claims  are  paid on the
Occurrence Code                                                               same event.  E.g.   (Hurricane,   Earthquake, Building
                                                                              Fire, Factory Explosion...)
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Type of Loss            Character           2  No (Yes                    WC  See WC Type of Loss Code Listing, Appendix F
                                                     WC)*
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Body Part               Number              2  No (Yes                    01  See NCCI Body Part Code Listing, Appendix F
                                                     WC)*
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Nature of Injury        Number              2  No (Yes                    02  See NCCI Nature of Injury Code Listing, Appendix F
                                                     WC)*
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Cause of Injury         Number              2  No (Yes                    03  See NCCI Cause of Injury Code Listing, Appendix F
                                                     WC)*
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------

*      The "Type of Loss", "Body Part", "Nature of Injury" and "Cause of Injury" fields are required for Worker's Compensation
       Programs only.

Claimant Master Fields Listing
Following are field descriptions, attributes, maximum lengths and definitions for the Claimant Record
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claim Master            Type         Length    Required               Sample  Definitions
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Program ID              Number              6         Yes                 34  Program  number is the number  assigned to this
                                                                              program by CNIC
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claim Number            Character          30         Yes     12345678901234  Alphanumeric code used by a program to identify a claim
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claimant Number         Number              6         Yes                 12  Number assigned claimant on claim file
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
AS Line                 Character           4         Yes                     AS Line Code refer to "Annual Statement Yellow Book"
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Agent's     Line    of  Character          40         Yes          Collision  To  distinguish  multiple  lines from an annual
Business                                                                      statement line*
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------

                                       20

----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Deductibles             Number             22         Yes          10,000.00  A dollar  deductible  on this  line of  business  for this risk.  If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Indemnity Paid          Number             22         Yes           5,000.00  Monthly  paid  loss  dollars  on  this  claimant.  If
                                                                              N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Indemnity Reserves      Number             22         Yes         234,000.00  As of reporting  date loss reserves on this  claimant.
                                                                              If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Medical Paid            Number             22         Yes            1000.00  Monthly paid loss dollars on this  claimant.  If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Medical Reserves        Number             22         Yes             500.00  As of reporting  date loss reserves on this  claimant.
                                                                              if N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Expense/Other     Paid  Number             22         Yes          67,890.00  Monthly paid loss dollars on this  claimant.  If N/A
(Legal)                                                                       place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
End of Month Date       Date               10         Yes         10/31/1997  The last day of an accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Comments                Character          40          No       Gen. Com. On  Comments about this record
                                                                      Clmnt.
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Expense       Reserves  Number             22         Yes         1000000.00  As of  reporting  date LAE reserves on this  claimant.
(Legal)                                                                       If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Unallocated    Expense  Number             22         Yes            1000.00  Monthly paid loss dollars on this  claimant.  If N/A
Paid                                                                          place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Unallocated    Expense  Number             22         Yes            2000.00  As of reporting  date loss reserves on this  claimant.
Reserves                                                                      If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claimant Name           Character          30         Yes   Alfred E. Newman  Claimant Name
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------

Payment Master Fields Listing
Following are field descriptions, attributes, maximum lengths and definitions for the Payment Record
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Payment Master          Type         Length    Required               Sample  Definitions
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Program ID              Number              6         Yes                 34  Program  number is the number assigned to this program by CNIC
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claim Number            Character          30         Yes     12345678901234  Alphanumeric code used by a program to identify a claim
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claimant Number         Number              6                             12  Number assigned claimant on claim file
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Payment    Transaction  Number              2         Yes                 10  Numeric code provided by CNIC
Code
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
1099 Flag               Character           3         Yes             Yes/No  Option must be filled in
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Federal ID              Character          11          No                     If 1099 is yes - must be filled in
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Payee Name 1            Character          40         Yes        John O. Doe  Name of payee
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Payee Name 2            Character          40          No                     Name of payee-additional space
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Payee Address 1         Character          40         Yes    125 Bay Parkway  Address of payee
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Payee Address 2         Character          40          No                     Address of payee-additional space
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Payee City              Character          20         Yes           Brooklyn  City of payee
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Payee State             Character           2         Yes                 NY  State of payee
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Payee Zip               Character          10          No         11214-1234  Full zip code of payee if available
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Check Number            Character          10          No          L-1589723  Check number on payment*
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Check Date              Date               10          No         12/31/2000  Date on check in year 2000 format, MM/DD/YYYY*
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Check Amount            Number             22          No          56,468.00  Total amount of payment*
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Indemnity Paid Amount   Number             22         Yes           1,234.00  Payment made on this claim.  If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Medical Paid Amount     Number             22         Yes          54,000.00  Payment made on this claim.  If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Expense/Other     Paid  Number             22         Yes           1,234.00  Payment made on this claim.  If N/A place 0
Amount
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------

                                       21

----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
System Date             Date               10         Yes         10/23/1997  A date assigned to a  transaction  by the system in a year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Accounting Date         Date               10         Yes         10/31/1997  The last day of an accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Comments                Character          40          No       Gen. Com. On  Comments about this record
                                                                      Clmnt.
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------

*      The Check Number, Check Date and Check Amount fields are optional if the Payment Transaction Code field is 11, 12, 13, 14,
       18, 19, 20, 21, 28, 29, 30, 31, 32, 33, 34, 35, 37, 38. Otherwise, these fields are required.

Start Month Reserves Fields Listing
Following are field descriptions, attributes, maximum lengths and definitions for the Start Month Reserves Record
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Start Month Reserves    Type         Length    Required               Sample  Definitions
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Program ID              Number              6         Yes                 34  Program  number is the number assigned to this program by CNIC
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claim Number            Character          30         Yes     12345678901234  Alphanumeric code used by a program to identify a claim
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claimant Number         Number              6         Yes                 12  Number assigned claimant on claim file
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Indemnity Reserves      Number             22         Yes             234.00  As of reporting  date loss reserves on this  claimant.
                                                                              If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Medical Reserves        Number             22         Yes             456.00  As of reporting  date loss reserves on this  claimant.
                                                                              If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Expense/Other Reserves  Number             22         Yes             345.00  As of reporting  date loss reserves on this  claimant.
                                                                              If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Start Of Month Date     Date               10         Yes         10/01/1997  The  first  day  of an  accounting  period  in  year
                                                                              2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Comments                Character          40          No       Gen. Com. On  Comments about this record
                                                                      Clmnt.
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------

End Month Reserves Fields Listing
Following are field descriptions, attributes, maximum lengths and definitions for the End Monthly Reserves Records
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
End Month Reserves      Type         Length    Required               Sample  Definitions
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Program ID              Number              6         Yes                 34  Program  number is the number assigned to this program by CNIC
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claim Number            Character          30         Yes     12345678901234  Alphanumeric code used by a program to identify a claim
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Claimant Number         Number              6         Yes                 12  Number assigned claimant on claim file
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Indemnity Reserves      Number             22         Yes           44,44.00  As of reporting  date loss reserves on this  claimant.
                                                                              If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Medical Reserves        Number             22         Yes          44,444.00  As of reporting  date loss reserves on this  claimant.
                                                                              If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Expense/Other Reserves  Number             22         Yes             345.00  As of reporting  date loss reserves on this  claimant.
                                                                              If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
End of Month Date       Date               10         Yes         10/31/1997  The last day of an accounting  period in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Comments                Character          40          No       Gen. Com. On  Comments about this record
                                                                      Clmnt.
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------

                                       22


Outstanding Checks Fields Listing
Following are field descriptions, attributes, maximum lengths and definitions for the Outstanding Checks Record
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Outstanding Checks      Type         Length    Required               Sample  Definitions
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Program ID              Number              6         Yes                 34  Program number is the number assigned to this program
                                                                              by CNIC
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Check Number            Character          15         Yes          L-1589723  Check number on payment
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Check Amount            Number             22         Yes          36,896.00  Total amount of payment.  If N/A place 0
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------
Check Date              Date               10         Yes         12/31/2000  Date on check in year 2000 format, MM/DD/YYYY
----------------------- ------------ --------- ----------- ------------------ ------------------------------------------------------

                                    EXHIBIT A

                                CONSENT OF AGENT

                                                  August 16, 2001




TO:      Inspire Insurance Services, Inc.
         Inspire Claims Management, Inc.
         Clarendon National Insurance Company
         Harbor Specialty Insurance Company

                  RE: CONSENT TO SERVICES AGREEMENT AMONG INSPIRE
                      INSURANCE SOLUTIONS, INC., INSPIRE CLAIMS
                      MANAGEMENT, INC. AND CLARENDON NATIONAL
                      INSURANCE COMPANY, WITH HARBOR SPECIALTY
                      INSURANCE COMPANY, MADE AS OF THE ___ DAY OF
                       _____________, 2001

Sirs:

     This is to confirm that we are an Agent for Clarendon National Insurance Company, Harbor Specialty Insurance Company or other members of the Clarendon Insurance Group, that we have reviewed the above Services Agreement between the parties named therein and hereby consent to it.

     We hereby further agree, pursuant to Section 1.2 of said agreement that, in the event Inspire performs its obligations to Clarendon thereunder and Clarendon accepts such performance as satisfactory, then said performance shall constitute full and complete performance of any such obligations under any applicable agreement between Inspire and the Agent. No informal or formal agreement between Clarendon and the Agent shall be deemed sufficient to impose any obligation on Inspire in excess of any performance accepted by Clarendon. By consenting to this Agreement, each such Agent agrees to be bound by Clarendon" acceptance of Inspire's performance.

                                Very truly yours,

                                ARROWHEAD GENERAL INSURANCE AGENCY, INC.


                                BY:     _____________________________________


                                ARROW CLAIMS MANAGEMENT, INC.


                                BY:     _____________________________________

                                    EXHIBIT B

                                ESCROW AGREEMENT

                                    EXHIBIT C

                             NONDISCLOSURE AGREEMENT